CENTRE FUNDS

Centre Active U.S. Tax Exempt Fund

Supplement dated May 29, 2018 to

Prospectus and Statement of Additional Information Dated January 29, 2018

Recently, the Board of Trustees (the “Board”) of Centre Funds (the “Trust”) approved, subject to certain conditions, a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a series of the Trust, into the Centre Global Infrastructure Fund (the “Infrastructure Fund” and, together with the Tax Exempt Fund, the “Funds”), another series of the Trust (the “Reorganization”).

The Board also voted to recommend that shareholders of the Tax Exempt Fund vote on the proposed Plan at a special shareholder meeting scheduled to be held in August 2018. If the Plan is approved by Tax Exempt Fund shareholders, Investor Class and Institutional Class shareholders of the Tax Exempt Fund will become shareholders of the Infrastructure Fund and will receive Investor Class and Institutional Class shares, respectively, of the Infrastructure Fund.

The terms of the proposed Plan, information about the Reorganization, including the reasons for the Reorganization, and information about the Funds will be contained in a combined proxy statement/prospectus (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus is expected to be mailed to Tax Exempt Fund shareholders in July 2018. If Tax Exempt Fund shareholders approve the Plan, the Reorganization is expected to be completed as soon as practicable after such shareholder approval has been obtained.

YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

The foregoing is not a solicitation of any proxy. Once the Proxy Statement/Prospectus regarding the Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and has become effective, a free copy of the Proxy Statement/Prospectus will be available, and will provide important comparative information about the Funds’ respective objectives, strategies, risks, and fees and expenses, by calling (855) 298-4236. You should carefully read and consider the Proxy Statement/Prospectus before voting. The Proxy Statement/Prospectus also will be available without charge on the SEC’s web site (www.sec.gov).